                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 7, 2003
                                                         ---------------

                             DATA TRANSLATION, INC.
                             ----------------------
             (Exact Name of Registrant As Specified In Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

          0-21367                                    04-3332230
          -------                                    ----------
  (Commission File Number)              (I.R.S. Employer Identification No.)

100 Locke Drive, Marlborough, MA                                     01752
----------------------------------------                             -----
(Address of Principal Executive Offices)                           (Zip Code)

                                 (508-481-3700)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     On January 6, 2003, Data Translation, Inc. announced that it had received formal notice from the NASDAQ Stock Market, Inc. that the company's common stock will be delisted from trading on the NASDAQ SmallCap Market effective with the opening of trading on January 10, 2003, as a result of its common stock not meeting certain minimum listing requirements. Data Translation also announced that it expected its common stock to become eligible at such time for trading on the NASD-operated Over-the-Counter Bulletin Board (OTCBB) under the symbol DATX.OB.

     A copy of Data Translation's press release announcing such events is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     99.1 Press release dated January 6, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATA TRANSLATION, INC.,
Dated: January 6, 2003


                              By:  /s/ Michael A. DiPoto
                                  --------------------------------------------
                                   Michael A. DiPoto, Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                              Description
------                              -----------
99.1                   Press release dated January 6, 2003